                                                                    EXHIBIT 10.1

                           SECOND AMENDMENT AND WAIVER


         SECOND AMENDMENT (this "Amendment and Waiver"), dated as of April 23, 1999, among CAPSTAR BROADCASTING CORPORATION., a Delaware corporation ("Parent"), CAPSTAR BROADCASTING PARTNERS, INC., a Delaware corporation, ("Holdings"), CAPSTAR RADIO BROADCASTING PARTNERS, INC., a Delaware corporation (the "Borrower"), the Banks party hereto from time to time, NATIONSBANC MONTGOMERY SECURITIES LLC, as Syndication Agent, SALOMON BROTHERS HOLDING COMPANY INC. and GOLDMAN SACHS CREDIT PARTNERS L.P., as Documentation Agents, and BANKERS TRUST COMPANY, as Administrative Agent. Unless otherwise defined herein, capitalized terms used herein and defined in the Credit Agreement referred to below are used herein as so defined.

                              W I T N E S S E T H :

         WHEREAS, Parent, Holdings, the Borrower, the Banks and the Administrative Agent have entered into a Credit Agreement, dated as of May 29, 1998 (as amended through the date hereof, the "Credit Agreement");

         WHEREAS, Parent, Chancellor Media Corporation ("Chancellor") and Capstar Acquisition Corporation, a subsidiary of Chancellor, have entered into a merger agreement, pursuant to which Chancellor will acquire all of the outstanding capital stock of Parent ("Chancellor-Capstar Merger"), and Parent will merge with Capstar Acquisition Corporation with Parent as the surviving corporation;

         WHEREAS, Holdings, the Borrower and CCI shall be required to offer to purchase outstanding public debt and preferred securities from holders of such securities who wish to exercise their right of repurchase triggered by a Change of Ownership arising from the Chancellor-Capstar Merger;

         WHEREAS, the Borrower may provide the funds in order to finance any mandatory repurchase obligations triggered by any Change of Ownership arising from the Chancellor-Capstar Merger, and/or Holdings may incur additional unsecured debt for such mandatory repurchase obligations;

         WHEREAS, the Borrower, Triathlon Broadcasting Company ("Triathlon") and TBC Radio Acquisition Corp., a subsidiary of the Borrower, have entered into a merger agreement, pursuant to which Triathlon will be the surviving corporation and a Wholly-Owned Subsidiary of the Borrower (the "Triathlon Merger");

         WHEREAS, Subsidiaries of Triathlon own radio stations in Wichita, Kansas, Colorado Springs, Colorado and Spokane, Washington, and upon the consummation of the Triathlon Merger, Parent desires to cause Triathlon to sell or swap such stations to third parties or Dividend such stations to Parent;

         WHEREAS, A Subsidiary of Parent owns one radio station in Wichita, Kansas, and desires to sell or transfer to a disposition trust such station, along with radio stations received by Dividend following the Triathlon Merger;

         WHEREAS, Parent, Holdings and the Borrower desire to amend certain other covenants in the Credit Agreement;

         WHEREAS, in connection with this request, the parties hereto wish to amend certain provisions in the Credit Agreement, in each case as provided herein;


         NOW, THEREFORE, it is agreed;

A.      Amendments to the Credit Agreement

         1. Section 9.01 of the Credit Agreement is hereby amended by (i) deleting the word "and" appearing at the end of clause (xxi) of such Section,
(ii) deleting the period "." at the end of clause (xxii) of such Section, and inserting "; and" in lieu thereof and (iii) adding the following new clause (xxiii):

                  "(xxiii) Liens on all property or assets created in favor of the lender or lenders providing secured financing to Parent or a Subsidiary of Parent in connection with the purchase of all capital stock or assets of LAN International, Inc. (including the pledge of all capital stock owned by Parent in LAN International, Inc. or in any Subsidiary of Parent created pursuant to Section 9.14(b))."

         2. Section 9.02 of the Credit Agreement is hereby amended by:

         (i) adding the following parenthetical after the reference to $200,000,000 appearing in clause (v) of the proviso in subsection (xiii): "(or $210,000,000 in connection with the Triathlon Merger)", (ii) deleting the period "." at the end of clause (xviii), and inserting ";" in lieu thereof and (iii) inserting the following new clause (xix):

                  "(xix) the Chancellor-Capstar Merger shall be permitted;"

         3. Section 9.02 of the Credit Agreement is hereby further amended by adding the following new clause (xx):

                  "(xx) (a) licenses or sublicenses by Parent or its
              Subsidiaries of software, trademarks, other intellectual property, general intangibles, broadcast content, playlists and any other property used in connection with the distribution of content or information using the Internet or the conduct of business using the Internet and (b) a Subsidiary of Parent that has no material assets other than the licenses and sublicenses described in clause (a) above;"

         4. Section 9.02 of the Credit Agreement is hereby further amended by adding the following new clause (xxi):

                  "(xxi) the Borrower or any Subsidiary of the Borrower may
              transfer Disposition Assets to Holdings and Holdings may transfer Disposition Assets to Parent; "

          5. Section 9.02 of the Credit Agreement is hereby further amended by adding new clause (xxii):

                  "(xxii) Parent or its Subsidiaries may transfer Disposition Assets to a trust or sale such assets to a third party; and"

          6. Section 9.02 of the Credit Agreement is hereby further amended by adding new clause (xxiii):

                  "(xxiii) Parent or a Subsidiary of Parent created pursuant to
              Section 9.14(b) may purchase the capital stock or assets of LAN International, Inc.

          7. Section 9.03 of the Credit Agreement is hereby amended by (i) deleting the word "and" appearing at the end of clause (xv), (ii) deleting the period "." at the end of clause (xvi), and inserting in lieu thereof ";" and
(iii) inserting the following new clause (xvii):

                  "(xvii) (a) Holdings may repurchase the Senior Exchangeable
              Preferred Stock and CCI may repurchase the CCI 12 5/8% Series E Cumulative Exchangeable Preferred Stock to the extent that holders of such stock exercise their right of repurchase as a result of a Change of Ownership from the Chancellor-Capstar Merger and (b) the Borrower may pay cash Dividends to Holdings in an amount not to exceed $25,000,000 to permit it to make repurchases described above and/or repurchases of Holdings Senior Notes to the extent that holders of such notes exercise their right of repurchase as a result of a Change of Ownership from the Chancellor-Capstar Merger;"

         8. Section 9.03 of the Credit Agreement is hereby further amended by adding the following new clause (xviii):

                  "(xviii) any Subsidiary of Parent may make a non-cash Dividend to any other such Subsidiary or to Parent of (A) licenses or sublicenses of software, trademarks, other intellectual property, general intangibles, broadcast content, playlists and such other property used in connection with the distribution of content or information using the Internet or the conduct of business using the Internet or (B) a Subsidiary of Parent that has no material assets other than the licenses or sublicenses described in clause
              (A) above; and"

         9. Section 9.03 of the Credit Agreement is hereby further amended by adding the following new clause (xix):

                   "(xix) the Borrower may pay non-cash Dividends of Disposition
              Assets to Holdings and Holdings may pay non-cash Dividends of Disposition Assets to Parent."

         10. Section 9.04 of the Credit Agreement is hereby amended by (i) deleting the word "and" at the end of clause (xix), (ii) deleting the period "." at the end of clause (xx), and inserting in lieu thereof "; and" and (iii) inserting the following new clause (xxi):

                  "(xxi) unsecured Indebtedness (on terms and conditions satisfactory to the Administrative Agent) of Holdings not to exceed the amount used to purchase the Senior Exchangeable Preferred Stock and Holdings' Senior Notes (less any Dividends paid to Holdings pursuant to clause (xvii)(b) of Section 9.03) from holders of such securities who exercise their right of repurchase as a result of a Change of Ownership arising from the Chancellor-Capstar Merger."

         11. Section 9.04 of the Credit Agreement is hereby further amended by adding the following new clause (xxii):

                  "(xxii) (a) Secured Indebtedness of Parent or a Subsidiary of Parent created pursuant to Section 9.14(b) in an amount not to exceed $20,000,000, to be repaid on terms and conditions satisfactory to the Administrative Agent and (b) in the case of Indebtedness of a Subsidiary of Parent pursuant to clause (a), a guaranty from Parent to the lender or lenders providing such financing to such Subsidiary of Parent."

         12. Section 9.05 of the Credit Agreement is hereby amended by (i) deleting the period at the end of clause (xxiii), and inserting in lieu thereof ";" and (ii) inserting the following new clause (xxiv):

                  " (xxiv) the Borrower may make contributions or advances, directly or indirectly, to CCI to be used by CCI to repurchase CCI 12 5/8% Series E Cumulative Exchangeable Preferred Stock, CCI 11 3/8% Senior Subordinated Notes and/or CCI Existing 10 3/4% Senior Subordinated Notes from holders of such securities who exercise their right of repurchase as a result of a Change of Ownership arising from the Chancellor-Capstar Merger; and"

         13. Section 9.05 of the Credit Agreement is hereby further amended by adding the following new clause (xxv):

                  "(xxv) investments by the Parent or any of its Subsidiaries
         (A) in the Subsidiary described in subsection 9.03(xviii)(B) or (B) in an Affiliate of Parent and Chancellor Media Corporation by way of contribution or sale of the assets described in subsection 9.03(xviii) and cash not to exceed $10,000,000."

         14. Section 9.05 of the Credit Agreement is hereby further amended by adding the following new clause (xxvi):

                  "(xxvi) investments by Parent in a Subsidiary created in connection with the purchase of Lan International, Inc."

         15. Section 9.08 of the Credit Agreement is hereby further amended by
(i) deleting the part of the chart appearing therein from "April 1, 1999 to and including December 31, 1999" to "January 1, 2000 to and including December 31, 2000" and (ii) inserting in lieu of the part thus deleted the following new chart:

                           Period                              Ratio
                           ------                              -----

                  April 1, 1999 to and including
                     December 31, 1999                       7.00:1.00

                  January 1, 2000 to and including
                     March 31, 2000                          6.75:1.00

                  April 1, 2000 to and including
                     June 30, 2000                           6.50:1.00

                  July 1, 2000 to and including
                     September 30, 2000                      6.25:1.00

                  October 1, 2000 to and including
                     December 31, 2000                       6.00:1.00

         16. Section 9.10 of the Credit Agreement is hereby amended by (i) deleting the comma "," at the end of clause (i), (ii) inserting the following parenthetical at the end of clause (i): "(except that any payment or prepayment otherwise restricted by this clause (i) shall be allowed to the extent holders of any of the securities listed in this clause (i) exercise their right of repurchase as a result of any Change of Ownership arising from the Chancellor-Capstar Merger)," and (iii) inserting the following parenthetical after the reference to "Chancellor Loan" in clause (ii): "(except that the Chancellor Loan Documents may be amended in connection with the Triathlon Merger in a manner which taken as a whole, is in the Administrative Agent's reasonable judgment favorable to the Banks)".

         17. Section 9.14 of the Credit Agreement is hereby amended and restated in its entirety as follows:

                  "9.14 Limitation on Creation of Subsidiaries. (a) Parent shall not and will not permit any Subsidiary to establish, create or acquire any additional Subsidiaries after the Initial Borrowing Date without the prior written consent of the Required Banks, except that (i) the Borrower or any Wholly-Owned Subsidiary of the Borrower may create or otherwise acquire new Subsidiaries in connection with the acquisition of Media Assets or Persons that own Media Assets in compliance with Sections 4.02(e), 9.02(ix), 9.03(xiii) or 9.05(vi) and (ii) the Parent may create a Subsidiary that has no assets other than the licenses or sublicenses described in clause (a) of Section 9.02(xx); and

                  (b) Parent may create a new subsidiary in connection with the purchase of the capital stock or assets of LAN International, Inc. (the creation of which Subsidiary shall not be subject to Section 8.13 of the Credit Agreement or Section 3.2 of the Pledge Agreement)."

         18. Section 11 of the Credit Agreement is hereby amended by (i) making the grid chart of the definition of "Applicable Margin" effective until and including December 31, 1999, and designating such chart as "Chart A (Effective until 12/31/99)" and (ii) inserting the following new grid chart as Chart B, immediately after Chart A of such definition, to be effective after December 31, 1999:

Chart B (Effective after 12/31/99)

                                 A Term Loans and      A Term Loans and
                                  Revolving Loans       Revolving Loans        B Term Loans         B Term Loans
                                 maintained as Base       maintained as        maintained as         maintained as
                                    Rate Loans          Eurodollar Loans      Base Rate Loans     Eurodollar Loans
                                    ----------          ----------------      ---------------     ----------------
Leverage Ratio
Greater than 6.75:1                   1.50%                 2.50%                 1.75%                2.75%
Greater  than  6.5:1  but  less       1.375%                2.375%                1.50%                2.500%
than or equal to 6.75:1
Greater than 6.0:1 but less           1.25%                 2.25%                 1.50%                2.50%
than or equal to 6.5:1
Greater than 5.5:1 but less           1.00%                 2.00%                 1.25%                2.25%
than or equal to 6.0:1
Greater than 5.0:1 but less           0.625%                1.625%                1.25%                2.25%
than or equal to 5.5:1
Greater than 4.5:1 but less           0.375%                1.50%                 1.25%                2.25%
than or equal to 5.0:1
Greater than 4.0:1 but less           0.125%                1.375%                1.25%                2.25%
than or equal to 4.5:1
Lesser than or equal to               0%                    1.25%                 1.25%                2.25%
4.0:1

         19. Section 11 of the Credit Agreement is hereby further amended by inserting the following new definitions in the appropriate alphabetical order:

                  "Chancellor-Capstar Merger" shall mean the merger between Chancellor Acquisition Corporation and Parent pursuant to the amended and restated merger agreement dated as of April __, 1999, among Chancellor Media Corporation, Chancellor Acquisition Corporation, Parent and CBC Acquisition Company, Inc."

                  "Colorado Stations" shall mean the following radio stations in Colorado Springs, Colorado: KVOR-FM, KTWK-AM and KKLI-FM, owned by Subsidiaries of Triathlon Broadcasting Company.

                  "Disposition Assets" shall mean (i) the following radio stations in Wichita, Kansas: KEYN-FM, KWSJ-FM, KFH-AM and KQAM-AM, owned by Subsidiaries of Triathlon Broadcasting Company, (ii) the following radio station in Wichita, Kansas: KNSS-AM, owned by a Subsidiary of the Borrower, (iii) the Washington Stations and (iv) the Colorado Stations; provided that in the case of (iii) and (iv) above, such stations shall constitute Disposition Assets only if they are not sold or swapped substantially concurrently with the Triathlon Merger."

                  "Triathlon Merger" shall mean the merger between TBC Radio Acquisition Corp., a subsidiary of Borrower, and Triathlon Broadcasting Company, pursuant to the merger agreement dated as of ___."

                  "Washington Stations" shall mean the following stations in Spokane, Washington: KEYF-FM and KEYF-AM, owned by Subsidiaries of Triathlon Broadcasting Company."

B.       Waiver

         1. Notwithstanding anything to the contrary contained in Section 10.10 of the Credit Agreement, the Banks hereby waive any Default or Event of Default which arises from a Change Of Ownership as a result of the Chancellor-Capstar Merger.

C.      Miscellaneous Provisions

         1. In order to induce the Administrative Agent and the Banks to enter into this Amendment and Waiver, each of Parent, Holdings and the Borrower hereby represents and warrants that (i) the representations and warranties contained in the Credit Agreement and in the other Credit Documents are true and correct in all material respects on and as of the Second Amendment and Waiver Effective Date (as defined below) (except with respect to any representations and warranties limited by their terms to a specific date, which shall be true and correct in all material respects as of such date) and (ii) there exists no Default or Event of Default under the Credit Agreement on the Second Amendment and Waiver Effective Date, in each case both before and after giving effect to this Amendment.

         2. This Amendment and Waiver is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement, or any other Credit Document.

         3. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

         4. This Amendment and Waiver shall become effective on the date (the "Second Amendment and Waiver Effective Date") when (i) Parent, Holdings, the Borrower, the Required

Banks and the Administrative Agent shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of telecopier) the same to the Administrative Agent at the Notice Office and (ii) receipt of an amendment fee, as disclosed in the accompanying cover letter from Bankers Trust Company, payable to the Banks who sign a counterpart hereof by 12:00 noon (New York time) on Friday, April 23, 1999.

         5. From and after the Second Amendment and Waiver Effective Date, all references in the Credit Agreement and in the other Credit Documents to the Credit Agreement shall be deemed to be referenced to the Credit Agreement as modified hereby.

         IN WITNESS WHEREOF, the undersigned have caused this Amendment and Waiver to be duly executed and delivered as of the date first above written.


                                  CAPSTAR BROADCASTING CORPORATION


                                  By:
                                           ------------------------------------
                                     Name:
                                     Title:


                                  CAPSTAR BROADCASTING PARTNERS, INC.


                                  By:
                                           ------------------------------------
                                     Name:
                                     Title:


                                  CAPSTAR RADIO BROADCASTING PARTNERS, INC.


                                  By:
                                           ------------------------------------
                                     Name:
                                     Title:

                                  BANKERS TRUST COMPANY, Individually
                                    and as Administrative Agent


                                  By:
                                           ------------------------------------
                                     Name:
                                     Title:

                                  CITICORP U.S.A., Individually and as
                                    Documentation Agent

                                  By:
                                           ------------------------------------
                                     Name:
                                     Title:

                                  GOLDMAN SACHS CREDIT PARTNERS L.P.,
                                    Individually and as Documentation Agent

                                  By:
                                           ------------------------------------
                                     Name:
                                     Title:


                                  NATIONSBANK, N.A.,
                                    Individually

                                  By:
                                           ------------------------------------
                                     Name:
                                     Title:


                                  BANKBOSTON, N.A.

                                  By:
                                           ------------------------------------
                                     Name:
                                     Title:


                                  CYPRESSTREE SENIOR FLOATING RATE FUND

                                  By:  CypressTree Investment Management
                                       Company, Inc. Its Managing Member

                                  By:
                                           ------------------------------------
                                     Name:
                                     Title:

                                  CYPRESSTREE INVESTMENT MANAGEMENT COMPANY,
                                    INC.,

                                  As: Attorney-in-Fact and on Behalf of First
                                      Allmerica Financial Life Insurance Company as Portfolio Manager

                                  By:
                                           ------------------------------------
                                     Name:
                                     Title:


                                  CITICORP U.S.A., Individually and as
                                    Documentation Agent

                                  By:
                                           ------------------------------------
                                     Name:
                                     Title:


                                  CYPRESS TREE INVESTMENT


                                  MANAGEMENT COMPANY, INC.


                                  As: Attorney-in-Fact and on Behalf of First
                                      Allmerica Financial Life Insurance Company as Portfolio Manager


                                  By:
                                           ------------------------------------
                                     Name:
                                     Title:

                                  KZH CYPRESSTREE-1 LLC


                                  By:
                                           ------------------------------------
                                     Name:
                                     Title:


                                  FLOATING RATE PORTFOLIO,

                                  By: INVESCO Senior Secured Management, Inc.,
                                      as Attorney-in-Fact

                                  By:
                                           ------------------------------------
                                     Name:
                                     Title:


                                  KZH ING-2 LLC


                                  By:
                                           ------------------------------------
                                     Name:
                                     Title:


                                  KZH SOLEIL-2 LLC


                                  By:
                                           ------------------------------------
                                     Name:
                                     Title:


                                  MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY


                                  By:
                                           ------------------------------------
                                     Name:
                                     Title:

                                  FREMONT FINANCIAL CORPORATION


                                  By:
                                           ------------------------------------
                                     Name:
                                     Title:


                                  TRAVELERS INSURANCE COMPANY


                                  By:
                                           ------------------------------------
                                     Name:
                                     Title:


                                  BAYERISCHE HYPO- UND VEREINSBANK, AG


                                  By:
                                           ------------------------------------
                                     Name:
                                     Title:


                                  COMPAGNIE FINANCIERE DE CIC ET DE L'UNION
                                  EUROPEENNE


                                  By:
                                           ------------------------------------
                                     Name:
                                     Title:

                                  GENERAL ELECTRIC CAPITAL CORPORATION


                                  By:
                                           ------------------------------------
                                     Name:
                                     Title:


                                  IMPERIAL BANK


                                  By:
                                           ------------------------------------
                                     Name:
                                     Title:


                                  ROYAL BANK OF CANADA


                                  By:
                                           ------------------------------------
                                     Name:
                                     Title:


                                  SOUTHERN PACIFIC BANK


                                  By:
                                           ------------------------------------
                                     Name:
                                     Title:


                                  SUMMIT BANK


                                  By:
                                           ------------------------------------
                                     Name:
                                     Title:

                                  UNION BANK OF CALIFORNIA, N.A.


                                  By:
                                           ------------------------------------
                                     Name:
                                     Title:


                                  PRIME INCOME TRUST


                                  By:
                                           ------------------------------------
                                     Name:
                                     Title:


                                  OCTAGON LOAN TRUST


                                  By:
                                           ------------------------------------
                                     Name:
                                     Title:


                                  THE INDUSTRIAL BANK OF JAPAN, LTD


                                  By:
                                           ------------------------------------
                                     Name:
                                     Title:


                                  THE SAKURA BANK LTD.


                                  By:
                                           ------------------------------------
                                     Name:
                                     Title:

                                  BANCO ESPIRITO SANTO E COMERCIAL DE LISBOA,
                                    NASSAU BRANCH


                                  By:
                                           ------------------------------------
                                     Name:
                                     Title:


                                  By:
                                           ------------------------------------
                                     Name:
                                     Title:


                                  BEAR STEARNS INVESTMENT PRODUCT, INC.


                                  By:
                                           ------------------------------------
                                     Name:
                                     Title:


                                  CANADIAN IMPERIAL BANK OF COMMERCE


                                  By:
                                           ------------------------------------
                                     Name:
                                     Title:


                                  CHASE SECURITIES, INC. As Agent for The Chase
                                    Manhattan Bank


                                  By:
                                           ------------------------------------
                                     Name:
                                     Title:

                                  CONTINENTAL ASSURANCE COMPANY SEPARATE
                                    ACCOUNT [E]


                                  By: TCW Asset Management Company as
                                      Attorney-in-Fact

                                  By:
                                           ------------------------------------
                                     Name:
                                     Title:


                                  By:
                                           ------------------------------------
                                     Name:
                                     Title:


                                  KZH CRESCENT-3 LLC

                                  By:
                                           ------------------------------------
                                     Name:
                                     Title:


                                  EATON VANCE SENIOR INCOME TRUST,

                                    By: Eaton Vance Management as Investment
                                        Advisor

                                  By:
                                           ------------------------------------
                                     Name:
                                     Title:

                                  MORGAN STANLEY SENIOR FUNDING, INC.

                                  By:
                                           ------------------------------------
                                     Name:
                                     Title:


                                  MOUNTAIN CLO TRUST

                                  By:
                                           ------------------------------------
                                     Name:
                                     Title:


                                  NATEXIS BANQUE BFCE

                                  By:
                                           ------------------------------------
                                     Name:
                                     Title:


                                  By:
                                           ------------------------------------
                                     Name:
                                     Title:


                                  TCW LEVERAGED INCOME TRUST II, L.P.,

                                  By: TCW Advisors (Bermuda), Ltd., as General
                                      Partner


                                  By:
                                           ------------------------------------
                                     Name:
                                     Title:

                                  TCW LEVERAGED INCOME TRUST II, L.P.,

                                  By: TCW Investment Management Company, as
                                      Investment Advisor

                                  By:
                                           ------------------------------------
                                     Name:
                                     Title:


                                  VAN KAMPEN SENIOR INCOME TRUST


                                  By:
                                           ------------------------------------
                                     Name:
                                     Title:


                                  WELLS FARGO BANK, NA


                                  By:
                                           ------------------------------------
                                     Name:
                                     Title:


                                  FIRST ALLIANCE FINANCIAL LIFE INSURANCE
                                    COMPANY


                                  By:
                                           ------------------------------------
                                     Name:
                                     Title:

                                  KZH STERLING LLC

                                  By:
                                           ------------------------------------
                                     Name:
                                     Title:


                                  KZH RIVERSIDE LLC


                                  By:
                                           ------------------------------------
                                     Name:
                                     Title:


                                  CREDIT LYONNAIS NEW YORK BRANCH


                                  By:
                                           ------------------------------------
                                     Name:
                                     Title:


                                  DRESDNER BANK AG


                                  By:
                                           ------------------------------------
                                     Name:
                                     Title:


                                  THE MITSUBISHI TRUST AND BANKING CORPORATION


                                  By:
                                           ------------------------------------
                                     Name:
                                     Title:

                                  NATIONAL CITY BANK, CLEVELAND


                                  By:
                                           ------------------------------------
                                     Name:
                                     Title:


                                  RABOBANK NEDERLAND

                                  By:
                                           ------------------------------------
                                     Name:
                                     Title:


                                  NATIONAL WESTMINSTER BANK PLC


                                  By:
                                           ------------------------------------
                                     Name:
                                     Title:


                                  RIGGS BANK, N.A.


                                  By:
                                           ------------------------------------
                                     Name:
                                     Title:

                                  ARCHIMEDES FUNDING II, LTD.

                                  By: ING Capital Advisors, Inc., as Collateral
                                      Manager

                                  By:
                                     ------------------------------------------
                                     Name:
                                     Title:


                                  ING HIGH INCOME PRINCIPAL PRESERVATION FUND
                                    HOLDINGS, LDC


                                  By: ING Capital Advisors, Inc.,
                                        as Investment Advisor

                                  By:
                                     ------------------------------------------
                                     Name:
                                     Title:


                                  BANK OF MONTREAL


                                  By
                                     ------------------------------------------
                                     Name:
                                     Title:


                                  CAPTIVA III FINANCE, LTD.


                                  By:
                                     ------------------------------------------
                                     Name:
                                     Title:

                                  DELANO COMPANY

                                  By:
                                           ------------------------------------
                                     Name:
                                     Title:


                                  ROYALTON COMPANY LTD. (PIMCO)


                                  By:
                                           ------------------------------------
                                     Name:
                                     Title:


                                  CERES FINANCE LTD.

                                  By:
                                           ------------------------------------
                                     Name:
                                     Title:


                                  STANFIELD AERIES FINANCE LTD.

                                  By:
                                           ------------------------------------
                                     Name:
                                     Title:


                                  OASIS COLLATERALIZED HIGH INCOME PORTFOLIOS- I
                                    LTD.

                                  By:
                                           ------------------------------------
                                     Name:
                                     Title:

                                  OXFORD STRATEGIC INCOME FUND

                                  By:
                                           ------------------------------------
                                     Name:
                                     Title:


                                  SENIOR DEBT PORTFOLIO


                                  By: Boston Management and Research as
                                      Investment Advisor

                                  By:
                                           ------------------------------------
                                     Name:
                                     Title:


                                  FIRST DOMINION FUNDING I

                                  By:
                                           ------------------------------------
                                     Name:
                                     Title:


                                  FRANKLIN FLOAT RATE TRUST


                                  By:
                                           ------------------------------------
                                     Name:
                                     Title:

                                  ML CLO XII PILGRIM AMERICA (CAYMAN) LTD.

                                  By:      ------------------------------------
                                     Name:
                                     Title:


                                  PILGRIM AMERICA PRIME RATE TRUST

                                  By:
                                           ------------------------------------
                                     Name:
                                     Title:


                                  PACIFICA PARTNERS I, L.P.


                                  By:
                                           ------------------------------------
                                    Name:
                                    Title:


                                  PAM CAPITAL FUNDING L.P.


                                  By:
                                           ------------------------------------
                                     Name:
                                     Title:


                                  TORONTO DOMINION (TEXAS), INC.


                                  By:
                                           ------------------------------------
                                     Name:
                                     Title:

                                  FIRST UNION NATIONAL BANK

                                  By:
                                           ------------------------------------
                                     Name:
                                     Title:


                                  AERIES FINANCE LTD.


                                  By:
                                           ------------------------------------
                                     Name:
                                     Title:


                                  CERES FINANCE LTD.


                                  By:
                                           ------------------------------------
                                     Name:
                                     Title:


                                  TRAVELERS CORPORATE LOAN FUND, INC.


                                  By: Travelers Asset Management International
                                      Corporation


                                  By:
                                           ------------------------------------
                                     Name:
                                     Title:

                                  ATHENA CDO, LTD.


                                  By:
                                           ------------------------------------
                                     Name:
                                     Title:


                                  SANKATY HIGH YIELD ASSET PARTNERS, L.P.


                                  By:
                                           ------------------------------------
                                     Name:
                                     Title:


                                  CYPRESSTREE INVESTMENT PARTNERS II, LTD.

                                  By: CypressTree Investment Management Company,
                                      Inc., as Portfolio Manager


                                  By:
                                           ------------------------------------
                                     Name:
                                     Title:


                                  CYPRESSTREE INVESTMENT FUND, LLC

                                  By: CypressTree Investment Management Company,
                                      Inc., its Managing Member


                                  By:
                                           ------------------------------------
                                     Name:
                                     Title:

                                  CYPRESSTREE INSTITUTIONAL FUND, LLC

                                  By: CypressTree Investment Management Company,
                                      Inc., its Managing Member


                                  By:
                                           ------------------------------------
                                     Name:
                                     Title:


                                  CYPRESSTREE INVESTMENT PARTNERS I, LTD.,

                                  By: CypressTree Investment Management Company,
                                      Inc., as Portfolio Manager


                                  By:
                                           ------------------------------------
                                     Name:
                                     Title:

                                  CYPRESSTREE SENIOR FLOATING RATE FUND

                                  By: CypressTree Investment Management Company,
                                      Inc., as Portfolio Manager


                                  By:
                                           ------------------------------------
                                     Name:
                                     Title:


                                  CYPRESSTREE INVESTMENT MANAGEMENT COMPANY,
                                    INC.

                                  As: Attorney-in-Fact and on Behalf of First
                                      Allmerica Financial Life Insurance
                                      Company, as Portfolio Manager


                                  By:
                                           ------------------------------------
                                     Name:
                                     Title:


                                  KZH CYPRESSTREE-1 LLC


                                  By:
                                           ------------------------------------
                                     Name:
                                     Title:

                                  NORTH AMERICAN SENIOR FLOATING RATE FUND

                                  By: CypressTree Investment Management Company,
                                      Inc., as Portfolio Manager

                                  By:
                                           ------------------------------------
                                     Name:
                                     Title:


                                  PARIBAS


                                  By:
                                           ------------------------------------
                                     Name:
                                     Title:


                                  By:
                                           ------------------------------------
                                     Name:
                                     Title:


                                  CITICORP U.S.A.
                                  Individually and as Documentation Agent


                                  By:
                                           ------------------------------------
                                     Name:
                                     Title:

                                  NORTH AMERICAN SENIOR FLOATING RATE FUND


                                  By: CypressTree Investment Management Company,
                                      Inc. as Portfolio Manager


                                  By:
                                           ------------------------------------
                                     Name:
                                     Title:

                                  SEQUIL I, LTD

                                  By: TCW Advisors, Inc. as its Collateral
                                      Manager


                                  By:
                                           ------------------------------------
                                     Name:
                                     Title:


                                  By:
                                           ------------------------------------
                                     Name:
                                     Title:

                                  UNITED OF OMAHA LIFE INSURANCE COMPANY

                                  By: TCW Asset Management Company, its
                                      Investment Advisor


                                  By:
                                           ------------------------------------
                                     Name:
                                     Title:


                                  By:
                                           ------------------------------------
                                     Name:
                                     Title:


                                  CYPRESSTREE INVESTMENT PARTNERS II, LTD.,

                                  By: CypressTree Investment Management Company
                                      Inc., as Portfolio Manager


                                  By:
                                           ------------------------------------
                                     Name:
                                     Title:


                                  CYPRESSTREE INVESTMENT FUND, LLC

                                  By: CypressTree Investment Management Company,
                                      Inc. its Managing Member


                                  By:
                                           ------------------------------------
                                     Name:
                                     Title:

                                  CYPRESSTREE INVESTMENT PARTNERS II, LTD.,

                                  By: CypressTree Investment Management Company,
                                      Inc., as Portfolio Manager


                                  By:
                                           ------------------------------------
                                     Name:
                                     Title:


                                  CYPRESSTREE INVESTMENT FUND, LLC

                                  By: CypressTree Investment Management,
                                      Company, Inc. its Managing Member


                                  By:
                                           ------------------------------------
                                     Name:
                                     Title:


                                  CYPRESSTREE INSTITUTIONAL FUND, LLC

                                  By: CypressTree Investment Management,
                                      Company, Inc. its Managing Member


                                  By:
                                           ------------------------------------
                                     Name:
                                     Title:


                                  CYPRESSTREE INVESTMENT PARTNERS I, LTD.,

                                  By: CypressTree Investment Management Company,
                                      Inc., as Portfolio Manager.


                                  By:
                                           ------------------------------------
                                     Name:
                                     Title:

                                  NATIONAL CITY BANK


                                  By:
                                           ------------------------------------
                                     Name:
                                     Title:


                                  NATIONAL CITY BANK


                                  By:
                                           ------------------------------------
                                     Name:
                                     Title:

                                  PACIFICA PARTNERS I, LP

                                  By: Imperial Credit Asset Management As Its
                                      Investment Advisor


                                  By:
                                           ------------------------------------
                                     Name:
                                     Title:


                                  BEDFORD CDO, LTD

                                  By: Pacific Investment Management Company as
                                      its investment advisor
                                  By: PIMCO Management Inc., a general partner


                                  By:
                                           ------------------------------------
                                     Name:
                                     Title:


                                  SOMERS CDO, LIMITED

                                  By: Massachusetts Mutual Life Insurance
                                      Company, As Collateral Manager


                                  By:
                                           ------------------------------------

                                  ITS:
                                           ------------------------------------